UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 28, 2013

VIEWPOINT FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1309 W. 15th Street, Plano, Texas		75075
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 578-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events

On January 28, 2013, the Registrant issued a press release announcing its plan to release its fourth quarter 2012 results after the close of the market on Thursday, February 7, 2013. The Registrant announced that it will host an investor conference call and webcast to review the results on Friday, February 8, 2013 at 10:00 a.m. Central Time. Also, the Registrant announced that it will be holding its Annual Meeting of Shareholders on Thursday, May 16, 2013. Shareholders of record as of the close of business on March 27, 2013 will be entitled to vote at the annual meeting.

The press release is attached to this report as Exhibit 99.1 which is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Press release dated January 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT FINANCIAL GROUP, INC.

Date: January 28, 2013	By:	/s/ Pathie E. McKee
Pathie E. McKee, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release dated January 28, 2013